AIT Global Emerging Markets Opportunity Fund

A series of Advisers Investment Trust

Supplement dated December 22, 2014

to the Prospectus and Statement of Additional Information dated January 28, 2014

Effective January 1, 2015, the name of the AIT Global Emerging Markets Opportunities Fund is changed to the Vontobel Global Emerging Markets Equity Institutional Fund.

As a result of the Fund name change, all references to AIT Global Emerging Markets Opportunities Fund are deleted from the Prospectus and Statement of Additional Information and replaced with references to Vontobel Global Emerging Markets Equity Institutional Fund.

This Supplement and the prospectus and Statement of Additional Information dated January 28,

2014 provide the information a prospective investor ought to know before investing and should be retained for future reference.